UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2020

Annual Report

to Shareholders

DWS ESG Global Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
26	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights

33	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
51	Information About Your Fund’s Expenses
52	Tax Information
53	Advisory Agreement Board Considerations and Fee Evaluation
58	Board Members and Officers
63	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in securities that meet ESG criteria may result in the Fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Global Bond Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS ESG Global Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy and Process

Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.

Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.

In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:

•	Level of involvement in controversial sectors and weapons;

•	Adherence to corporate governance principles;

•	ESG performance relative to a peer group of issuers; and

•	Efforts to meet the United Nations’ Sustainable Development Goals.

4	|	DWS ESG Global Bond Fund

Components of ESG Investing

The ESG performance of an issuer is evaluated independently from financial information based on a variety of indicators. These factors may include, but are not limited to, the following fields of interest:

Environment:

•	Conservation of flora and fauna;

•	Protection of natural resources, atmosphere and inshore waters;

•	Limitation of land degradation and climate change; and

•	Avoidance of encroachment on ecosystems and loss of biodiversity.

Social:

•	Human rights;

•	Prohibition of child labor and forced labor;

•	Non-discrimination;

•	Workplace health and safety; and

•	Fair workplace and appropriate remuneration.

Corporate Governance:

•

International Corporate Governance Network (ICGN) Corporate Governance Principles (a set of principles regarding corporate accountability and shareholder protections adopted by an investor-led global organization); and

•

United Nations Global Compact Anti-Corruption Principle (the principle that businesses should work against corruption in all its forms, part of a global initiative with over 13,000 corporate and other participants).

DWS ESG Global Bond Fund gained 3.85% during the 12-month period ended October 31, 2020. Its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 5.63%.

Market Overview

The global fixed-income markets posted broad-based gains in the past 12 months. The key event for the market was, of course, the emergence of COVID-19 in the early part of 2020. As the virus spread across the globe and governments responded with measures that shut down large segments of their economies, the prospects for global growth deteriorated significantly. The U.S. Federal Reserve (Fed) reacted by

DWS ESG Global Bond Fund	|	5

cutting interest rates close to zero and instituting a number of programs designed to support the economy and the financial markets, and other major world banks followed suit. U.S. Treasury yields plunged in response to the these developments. The yield on the benchmark 10-year U.S. Treasury note, which finished October 2019 at 1.69%, fell as low as 0.54% in early March 2020. (Prices and yields move in opposite directions.) Although the growth outlook gradually improved as lockdowns were lifted over the course of the summer, U.S. Treasury yields remained at low levels on expectations that the Fed would keep rates near zero for several more years. The 10-year Treasury closed October 2020 at 0.88%.

COVID-19 had a different effect on the bond market’s credit sectors, such as corporate bonds and securitized assets (a category which includes mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities). These areas generally sold off sharply in the first calendar quarter of 2020, since investors had little clarity as to how the economic downturn would affect issuers’ financial health. The credit sectors subsequently recovered the lost ground as sentiment improved through the spring and summer months, allowing them to finish the annual period in positive territory. Corporate bonds performed particularly well, partially as a result of the Fed’s decision to provide support through the direct purchase of both individual securities and exchange-traded funds that hold corporate debt.

Fund Performance

We actively managed the Fund’s risk exposure throughout the period, which contributed to performance in the volatile market. We accomplished this primarily by adjusting the Fund’s weightings in BBB rated securities (the lowest-rated rung of the investment-grade category) and taking positions in credit default swaps (CDX). The prices of CDX typically move in the opposite direction of the index or security they track, so they can help cushion the impact of market downturns. We used these strategies to hedge some of the portfolio’s risk heading into the correction of February-March 2020, and to re-establish risk once the sell-off had run its course. We lost a modest degree of performance late in the period by reducing the position in BBBs to a lower weighting than would typically be the case, but otherwise our active strategy added value for the Fund. We believe this flexible approach is essential to navigating volatile environments such as what we witnessed the past year.

6	|	DWS ESG Global Bond Fund

The Fund’s duration was slightly longer than the benchmark on average, which contributed positively at a time in which yields fell. (Duration is a measure of interest rate sensitivity.) We also benefited from favorable yield curve positioning; specifically, a strategy that benefited from the outperformance of 30-year bonds relative to 10-year issues. Selection in the corporate bond space was an additional positive, as we held a number of positions in areas with below-average sensitivity to COVID-19, including issuers in the technology, communications, and pharmaceutical industries.

“Over time, companies with lower ESG risks have also exhibited lower credit risk.”

The Fund uses derivatives to hedge its non-U.S. holdings back into U.S. dollars, which prevented it from benefiting in the rally in foreign currencies. The Fund can also take active positions in currencies. This aspect of our strategy further detracted from results, due largely to a long position in the U.S. dollar against the Japanese yen. The Fund’s underweight in U.S. Treasuries was an additional detractor given the category’s outperformance versus other segments of the investment-grade bond market.

We used derivatives in an effort to manage risk and implement our investment views in the portfolio. We used futures on U.S. Treasuries and other government bond markets to express views regarding the core developed markets and to manage the Fund’s duration, and we used currency forward contracts both to hedge and to take active positions. In addition, we used CDX for hedging purposes, as noted above. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

Outlook and Positioning

At the close of the period, the Fund remained in corporates and underweight in U.S. Treasuries. We believe corporates offer a potential return advantage due to their higher yields and the likelihood that the Fed will provide further support if the economy experiences another shock. The Fund was underweight in the securitized sectors, where there is less differentiation among individual securities at the ESG level. We maintained a higher-quality bias in the corporate space, with an emphasis on A rated securities. The Fund’s duration was fairly close to the

DWS ESG Global Bond Fund	|	7

benchmark at the end of October 2020. While we do not see meaningful latitude for yields to fall much further, we also want to avoid taking too much interest-rate risk given the continued uncertainty regarding COVID-19 and the U.S. political picture. In terms of yield curve positioning, we continue to favor bonds in the seven- to 10-year maturity range.

From a long-term standpoint, we believe issuers with strong ESG characteristics offer the potential for outperformance versus the market as a whole. Our research shows that over time, companies with lower ESG risks have also exhibited lower credit risk. This relationship may not necessarily be reflected in short-term performance. For example, energy issuers performed very well in the latter half of the period, and the Fund was unable to participate in this aspect of the rally due to its minimal exposure to this area. We understand that these types of short-term anomalies are inevitable, but we see a favorable long-term benefit to an ESG strategy — particularly in light of the rapidly growing investor demand in this area.

Portfolio Management Team

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Joseph Bowen, CFA, Assistant Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–	Joined DWS in 2014. Prior to his current role, he worked in Liquidity Management as an Investment Specialist.

–	Portfolio Manager for Fixed Income: New York.

–	BA in Economics, Franklin & Marshall College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS ESG Global Bond Fund

Terms to Know

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

DWS ESG Global Bond Fund	|	9

Performance Summary	October 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	3.85%	3.70%	1.74%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–0.82%	2.75%	1.28%
Bloomberg Barclays Global Aggregate Bond Index†	5.63%	3.90%	2.24%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	3.09%	2.93%	0.99%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.09%	2.93%	0.99%
Bloomberg Barclays Global Aggregate Bond Index†	5.63%	3.90%	2.24%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	4.12%	3.94%	2.00%
Bloomberg Barclays Global Aggregate Bond Index†	5.63%	3.90%	2.24%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 1.32%, 2.12% and 1.03% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.

10	|	DWS ESG Global Bond Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

DWS ESG Global Bond Fund	|	11

	Class A	Class C	Class S

Net Asset Value
10/31/20	$9.67	$9.67	$9.65
10/31/19	$9.43	$9.43	$9.41

Distribution Information as of 10/31/20
Income Dividends, Twelve Months	$.05	$.02	$.06
Return of Capital	$.07	$.03	$.08
October Income Dividend	$.0051	$.0025	$.0071
SEC 30-day Yield‡‡	.16%	–.58%	.41%
Current Annualized Distribution Rate‡‡	.63%	.31%	.88%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been -0.64% and 0.31% for Class C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 0.25% and 0.78% for Class C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS ESG Global Bond Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
Corporate Bonds	39%	48%
Financials	17%	19%
Health Care	7%	7%
Information Technology	4%	4%
Communication Services	4%	3%
Real Estate	3%	2%
Consumer Discretionary	2%	3%
Materials	1%	3%
Consumer Staples	1%	1%
Industrials	0%	2%
Energy	—	3%
Utilities	—	1%

Government & Agency Obligations	55%	43%
Sovereign Bonds	29%	23%
U.S. Treasury Obligations	24%	16%
Other Government Related	2%	4%

Other	6%	9%
Mortgage-Backed Securities Pass-Throughs	2%	3%
Commercial Mortgage-Backed Securities	2%	2%
Collateralized Mortgage Obligations	1%	2%
Asset-Backed	1%	1%
Commercial paper	—	1%
	100%	100%

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
United States	53%	52%
Canada	7%	3%
United Kingdom	7%	7%
Japan	4%	3%
France	4%	4%
Germany	4%	4%
Italy	3%	2%
Spain	3%	3%
Australia	2%	3%
Sweden	2%	2%
Chile	2%	2%
Netherlands	2%	2%
New Zealand	2%	1%
Indonesia	1%	2%
Norway	0%	2%
Others	4%	8%
	100%	100%

DWS ESG Global Bond Fund	|	13

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/20	10/31/19
United States Dollar	95%	67%
Japanese Yen	4%	14%
Australian Dollar	1%	4%
Canadian Dollar	0%	—
Euro	0%	14%
British Pound	-0%	1%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
AAA	38%	23%
AA	15%	16%
A	26%	31%
BBB	17%	25%
BB	4%	3%
B	—	1%
Not Rated	—	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/20	10/31/19
Effective Maturity	9.1 years	10.6 years
Effective Duration	7.2 years	7.2 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 63 for contact information.

14	|	DWS ESG Global Bond Fund

Investment Portfolio	as of October 31, 2020

	Principal Amount ($)(a)		Value ($)
Bonds 94.2%
Australia 2.1%

Government of Australia, REG S, 2.25%, 5/21/2028	AUD	1,275,000	1,007,111

Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	394,674

(Cost $1,287,544)			1,401,785

Bermuda 0.3%
Bermuda Government International Bond, 144A, 2.375%, 8/20/2030 (Cost $208,760)		209,000	214,486

Canada 7.0%

Bank of Montreal, 2.9%, 3/26/2022		460,000	476,477

Canadian Government Bond:

0.5%, 9/1/2025	CAD	2,500,000	1,887,188

1.25%, 6/1/2030	CAD	500,000	396,348

Canadian Imperial Bank of Commerce, 0.95%, 10/23/2025		70,000	69,987

Ford Credit Canada Co., 4.46%, 11/13/2024	CAD	300,000	222,414

Master Credit Card Trust II, “A”, Series 2020-1A, 144A, 1.99%, 9/21/2024		750,000	777,351

Open Text Corp., 144A, 3.875%, 2/15/2028		250,000	253,945

Royal Bank of Canada, 2.8%, 4/29/2022		600,000	621,666

(Cost $4,652,395)			4,705,376

Chile 1.7%

Banco del Estado de Chile:

144A, 2.668%, 1/8/2021		600,000	599,998

144A, 2.704%, 1/9/2025		200,000	210,252

Chile Government International Bond, 2.55%, 1/27/2032		350,000	364,438

(Cost $1,155,589)			1,174,688

Colombia 0.4%
Colombia Government International Bond, 3.125%, 4/15/2031 (Cost $243,532)		243,000	249,440

France 3.7%

BPCE SA, 144A, 4.625%, 9/12/2028		500,000	590,170

Dassault Systemes SE, REG S, 0.375%, 9/16/2029	EUR	300,000	360,864

Government of France, REG S, 144A, 1.5%, 5/25/2050	EUR	850,000	1,324,755

Societe Generale SA, 144A, 2.625%, 1/22/2025		200,000	208,099

(Cost $2,201,552)			2,483,888

Germany 3.5%

Bundesrepublik Deutschland Bundesanleihe:

REG S, 0.25%, 2/15/2029	EUR	550,000	693,501

REG S, 1.25%, 8/15/2048	EUR	760,000	1,264,316

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	15

	Principal Amount ($)(a)		Value ($)

Merck Financial Services GmbH, REG S, 0.875%, 7/5/2031	EUR	300,000	371,783

(Cost $2,187,941)			2,329,600

Hungary 0.3%
Republic of Hungary, 6.375%, 3/29/2021 (Cost $207,407)		184,000	188,333

India 0.3%
REC Ltd., 144A, 4.75%, 5/19/2023 (Cost $199,392)		200,000	211,151

Indonesia 0.4%
Perusahaan Penerbit SBSN Indonesia III, 144A, 3.4%, 3/29/2022 (Cost $285,000)		285,000	294,872

Italy 2.7%

Italy Buoni Poliennali Del Tesoro:

REG S, 0.9%, 4/1/2031	EUR	400,000	472,820

REG S, 144A, 1.85%, 7/1/2025	EUR	350,000	441,053

Republic of Italy:

2.375%, 10/17/2024		435,000	454,756

2.875%, 10/17/2029		435,000	448,932

(Cost $1,784,604)			1,817,561

Japan 4.2%

Japan Government Ten Year Bond, 0.1%, 6/20/2030	JPY	35,000,000	336,514

Japan Government Thirty Year Bond, 0.4%, 6/20/2049	JPY	122,000,000	1,101,572

Japan Government Twenty Year Bond, 0.4%, 6/20/2040	JPY	100,000,000	952,691

Takeda Pharmaceutical Co., Ltd.:

2.05%, 3/31/2030		200,000	201,300

3.175%, 7/9/2050		200,000	203,125

(Cost $2,878,876)			2,795,202

Luxembourg 0.6%

DH Europe Finance II Sarl:

0.75%, 9/18/2031	EUR	180,000	211,957

2.6%, 11/15/2029		80,000	86,732

3.4%, 11/15/2049		90,000	102,645

(Cost $373,443)			401,334

Mexico 0.3%
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025 (Cost $199,175)		201,000	199,253

Netherlands 1.5%

ING Groep NV, 3-month USD-LIBOR + 1.000%, 1.234%*, 10/2/2023		400,000	405,746

NXP BV:

144A, 2.7%, 5/1/2025		15,000	15,940

144A, 3.875%, 9/1/2022		200,000	211,387

The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)		Value ($)

Telefonica Europe BV, REG S, 3.875%, Perpetual (b)	EUR	300,000	354,437

(Cost $965,072)			987,510

New Zealand 1.3%

ANZ New Zealand Int’l Ltd., 144A, 3.4%, 3/19/2024		500,000	542,241

Bank of New Zealand, 144A, 3.5%, 2/20/2024		300,000	326,147

(Cost $803,270)			868,388

Norway 0.3%
Norsk Hydro ASA, REG S, 2.0%, 4/11/2029 (Cost $236,576)	EUR	200,000	231,742

Portugal 0.8%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $474,078)		460,000	536,866

Spain 2.6%

Banco Santander SA, 2.706%, 6/27/2024		200,000	211,698

Government of Spain, REG S, 144A, 0.6%, 10/31/2029	EUR	1,000,000	1,223,931

Spain Government Bond, REG S, 144A, 1.25%, 10/31/2030	EUR	250,000	323,278

(Cost $1,670,538)			1,758,907

Sweden 1.9%

Fastighets AB Balder, REG S, 1.875%, 1/23/2026	EUR	500,000	604,797

Svenska Handelsbanken AB, Series FR56, 3-month USD-LIBOR + 0.470%, 0.726%*, 5/24/2021		650,000	651,705

(Cost $1,235,685)			1,256,502

Switzerland 0.6%
UBS Group AG, 144A, 3.491%, 5/23/2023 (Cost $402,800)		400,000	416,822

United Arab Emirates 0.7%
DP World PLC, 144A, 2.375%, 9/25/2026 (Cost $462,508)	EUR	400,000	468,748

United Kingdom 7.0%

AstraZeneca PLC, 1.375%, 8/6/2030		55,000	53,522

Bank of England Euro Note, 144A, 0.5%, 4/28/2023		620,000	622,956

Barclays PLC, 2.852%, 5/7/2026		200,000	209,745

Standard Chartered PLC, 144A, 4.247%, 1/20/2023		300,000	311,183

United Kingdom Gilt:

REG S, 0.375%, 10/22/2030	GBP	500,000	652,488

REG S, 0.875%, 10/22/2029	GBP	1,870,000	2,563,845

Vodafone Group PLC, 3-month USD-LIBOR + 0.990%, 1.22%*, 1/16/2024		280,000	282,829

(Cost $4,579,938)			4,696,568

United States 50.0%

3M Co., 3.7%, 4/15/2050		26,000	30,810

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	17

	Principal Amount ($)(a)	Value ($)

AbbVie, Inc.:

144A, 3.2%, 11/21/2029	70,000	76,589

144A, 4.25%, 11/21/2049	50,000	58,395

4.45%, 5/14/2046	120,000	143,113

Activision Blizzard, Inc., 1.35%, 9/15/2030	20,000	19,327

Agilent Technologies, Inc., 2.1%, 6/4/2030	60,000	61,436

American Express Credit Account Master Trust, “A”, Series 2019-3, 2.0%, 4/15/2025	700,000	722,753

American Tower Corp., (REIT), 2.1%, 6/15/2030	120,000	120,537

Amgen, Inc., 3.375%, 2/21/2050	60,000	63,851

Anthem, Inc.:

2.25%, 5/15/2030	100,000	102,766

2.875%, 9/15/2029	50,000	53,842

Apple, Inc., 3.75%, 9/12/2047	145,000	175,589

AT&T, Inc.:

1.65%, 2/1/2028	50,000	49,564

2.25%, 2/1/2032	95,000	93,126

2.75%, 6/1/2031	135,000	140,124

3.65%, 6/1/2051	100,000	97,592

4.1%, 2/15/2028	95,000	109,024

Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.430%, 1.578%*, 6/15/2035	500,000	459,590

BAMLL Commercial Mortgage Securities Trust, “C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 1.498%*, 9/15/2034	333,000	314,280

Bank of America Corp.:

1.922%, 10/24/2031	205,000	203,302

2.592%, 4/29/2031	125,000	130,528

2.676%, 6/19/2041	60,000	60,578

4.3%, Perpetual (b)	224,000	218,541

Barclays Dryrock Issuance Trust, “A”, Series 2019-1, 1.96%, 5/15/2025	430,000	441,392

Biogen, Inc., 3.15%, 5/1/2050	60,000	58,063

Boston Scientific Corp., 4.0%, 3/1/2029	85,000	98,250

Bristol-Myers Squibb Co., 4.25%, 10/26/2049	120,000	153,311

Broadcom, Inc.:

4.11%, 9/15/2028	159,000	177,088

5.0%, 4/15/2030	85,000	99,985

BX Commercial Mortgage Trust, “C”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.100%, 1.248%*, 11/15/2035	165,789	164,440

Cigna Corp.:

2.4%, 3/15/2030	30,000	31,121

3.2%, 3/15/2040	15,000	15,839

4.375%, 10/15/2028	170,000	201,573

The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)		Value ($)

Citigroup, Inc.:

2.572%, 6/3/2031		105,000	109,420

3.98%, 3/20/2030		175,000	200,747

4.412%, 3/31/2031		170,000	201,850

Comcast Corp.:

1.95%, 1/15/2031		60,000	61,148

2.8%, 1/15/2051		60,000	59,340

CSX Corp., 4.5%, 3/15/2049		29,000	37,050

Cummins, Inc., 2.6%, 9/1/2050		50,000	47,783

CVS Health Corp.:

1.75%, 8/21/2030		160,000	155,751

2.7%, 8/21/2040		35,000	33,415

4.25%, 4/1/2050		20,000	23,368

5.05%, 3/25/2048		65,000	82,438

Dell International LLC, 144A, 4.9%, 10/1/2026		261,000	297,214

Delta Air Lines, Inc., 144A, 4.5%, 10/20/2025		30,000	30,448

DuPont de Nemours, Inc., 2.169%, 5/1/2023		180,000	181,710

Eli Lilly & Co.:

0.625%, 11/1/2031	EUR	100,000	122,298

1.7%, 11/1/2049	EUR	310,000	413,707

Empower Finance LP:

144A, 1.776%, 3/17/2031		35,000	34,626

144A, 3.075%, 9/17/2051		43,000	44,472

Equinix, Inc.:

(REIT), 2.15%, 7/15/2030		34,000	34,164

(REIT), 2.625%, 11/18/2024		103,000	109,481

(REIT), 3.2%, 11/18/2029		92,000	99,982

ERP Operating LP, (REIT), 4.15%, 12/1/2028		230,000	270,618

Fannie Mae Connecticut Avenue Securities, “1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 2.499%*, 1/25/2031		395,653	386,225

Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040		119,360	15,024

FedEx Corp., 4.05%, 2/15/2048		145,000	167,388

Ford Motor Credit Co. LLC, 3.37%, 11/17/2023		450,000	446,062

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 2.649%*, 3/25/2030		500,000	505,313

Fresenius Medical Care U.S. Finance III, Inc., 144A, 2.375%, 2/16/2031		150,000	147,523

General Mills, Inc., 2.875%, 4/15/2030		75,000	81,274

Gilead Sciences, Inc.:

1.65%, 10/1/2030		50,000	49,276

2.8%, 10/1/2050		60,000	58,450

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)

Government National Mortgage Association:

3.0%, 11/20/2044	1,336,434	1,418,071

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	94,250	4,753

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	113,938	17,678

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	139,211	21,108

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	85,997	13,548

7.0% with various maturities from 1/15/2029 until 2/15/2029	10,400	11,168

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	50,000	54,386

Hasbro, Inc., 3.55%, 11/19/2026	83,000	89,368

HCA, Inc., 5.625%, 9/1/2028	150,000	174,592

Hewlett Packard Enterprise Co., 4.45%, 10/2/2023	100,000	110,391

Hologic, Inc., 144A, 3.25%, 2/15/2029	80,000	80,400

Home Depot, Inc.:

3.125%, 12/15/2049	50,000	54,669

3.35%, 4/15/2050	25,000	28,250

4.5%, 12/6/2048	50,000	66,331

HP, Inc., 2.2%, 6/17/2025	140,000	146,548

Intel Corp., 3.25%, 11/15/2049	85,000	93,727

International Business Machines Corp., 3.5%, 5/15/2029	250,000	285,801

InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 1.398%*, 1/15/2033	230,000	221,948

Iron Mountain, Inc.:

144A, (REIT), 5.0%, 7/15/2028	55,000	56,146

144A, (REIT), 5.25%, 7/15/2030	115,000	118,019

JPMorgan Chase & Co.:

2.739%, 10/15/2030	100,000	106,993

2.956%, 5/13/2031	60,000	63,897

3.782%, 2/1/2028	150,000	170,469

Keurig Dr Pepper, Inc.:

3.2%, 5/1/2030	25,000	27,885

3.8%, 5/1/2050	30,000	34,191

KLA Corp., 3.3%, 3/1/2050	31,000	32,561

Lam Research Corp.:

2.875%, 6/15/2050	24,000	24,670

4.0%, 3/15/2029	56,000	66,691

Lowe’s Cos, Inc., 3.0%, 10/15/2050	55,000	56,333

Merck & Co., Inc., 2.45%, 6/24/2050	155,000	153,711

Microchip Technology, Inc., 144A, 2.67%, 9/1/2023	60,000	62,260

Micron Technology, Inc., 2.497%, 4/24/2023	70,000	72,851

Microsoft Corp., 3.7%, 8/8/2046	64,000	78,651

Morgan Stanley:

3.622%, 4/1/2031	80,000	91,569

4.431%, 1/23/2030	140,000	167,767

The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)	Value ($)

Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	150,000	192,969

Newmont Corp., 2.25%, 10/1/2030	45,000	46,415

Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	150,000	154,687

NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	281,531

Nucor Corp., 2.7%, 6/1/2030	15,000	16,015

Nutrition & Biosciences, Inc., 144A, 3.468%, 12/1/2050	73,000	74,726

NVIDIA Corp.:

3.5%, 4/1/2040	14,000	16,224

3.5%, 4/1/2050	22,000	25,548

Oracle Corp.:

3.6%, 4/1/2050	25,000	27,447

4.0%, 11/15/2047	45,000	52,169

PayPal Holdings, Inc.:

2.65%, 10/1/2026	152,000	165,301

2.85%, 10/1/2029	150,000	163,656

PepsiCo, Inc.:

3.375%, 7/29/2049	55,000	63,296

3.5%, 3/19/2040	30,000	35,663

PNC Financial Services Group, Inc., 3.5%, 1/23/2024	330,000	359,153

Prudential Financial, Inc., 4.35%, 2/25/2050	50,000	60,010

RELX Capital, Inc., 3.0%, 5/22/2030	15,000	16,202

Santander Holdings U.S.A., Inc., 3.244%, 10/5/2026	205,000	220,612

Starbucks Corp., 4.5%, 11/15/2048	100,000	123,155

State Street Corp., 2.4%, 1/24/2030 (c)	288,000	313,229

Stryker Corp., 2.9%, 6/15/2050	70,000	70,456

T-Mobile U.S.A., Inc.:

144A, 3.875%, 4/15/2030	85,000	95,486

144A, 4.375%, 4/15/2040	60,000	69,392

The Goldman Sachs Group, Inc.:

3.5%, 4/1/2025	106,000	116,796

3.625%, 2/20/2024	160,000	173,784

4.4%, Perpetual (b) (c)	58,000	55,607

Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029	140,000	152,142

Tractor Supply Co., 1.75%, 11/1/2030	20,000	19,658

U.S. Treasury Bill, 0.125%**, 8/12/2021 (d)	1,355,000	1,353,882

U.S. Treasury Bonds:

1.25%, 5/15/2050	1,000,100	908,528

2.375%, 11/15/2049	400	471

U.S. Treasury Notes:

0.25%, 9/30/2025	3,500,000	3,478,672

0.5%, 8/31/2027	1,715,000	1,701,602

0.625%, 5/15/2030 (e)	139,000	136,285

0.625%, 8/15/2030	7,635,000	7,467,984

1.5%, 2/15/2030	358,000	380,039

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	21

	Principal Amount ($)(a)	Value ($)

UnitedHealth Group, Inc.:

2.875%, 8/15/2029	54,000	59,835

2.9%, 5/15/2050	50,000	52,285

4.45%, 12/15/2048	120,000	159,218

Verizon Communications, Inc., 3.15%, 3/22/2030	200,000	222,498

Visa, Inc., 2.05%, 4/15/2030	105,000	110,695

Walt Disney Co.:

2.65%, 1/13/2031	60,000	64,511

3.6%, 1/13/2051	60,000	66,943

WEA Finance LLC, 144A, (REIT), 3.75%, 9/17/2024	325,000	339,230

Welltower, Inc.:

(REIT), 2.75%, 1/15/2031	40,000	40,897

(REIT), 3.1%, 1/15/2030	80,000	84,311

WRKCo., Inc., 3.0%, 6/15/2033	30,000	31,954

(Cost $32,752,256)		33,552,454
Total Bonds (Cost $61,447,931)		63,241,476

	Shares	Value ($)
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (f) (g) (Cost $637,890)	637,890	637,890

Cash Equivalents 2.7%
DWS Central Cash Management Government Fund, 0.10% (f) (Cost $1,828,859)	1,828,859	1,828,859

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $63,914,680)	97.9	65,708,225
Other Assets and Liabilities, Net	2.1	1,432,585

Net Assets	100.0	67,140,810

The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG Global Bond Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2020	Value ($) at 10/31/2020
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (f) (g)
227,700	410,190	(h)	—	—	—	3,620	—	637,890	637,890
Cash Equivalents 2.7%
DWS Central Cash Management Government Fund, 0.10% (f)
1,545,699	34,089,603		33,806,443	—	—	6,005	—	1,828,859	1,828,859
1,773,399	34,499,793		33,806,443	—	—	9,625	—	2,466,749	2,466,749

*

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	Perpetual, callable security with no stated maturity date.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2020 amounted to $361,609, which is 0.5% of net assets.

(d)	At October 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	At October 31, 2020, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	23

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2020	34	4,733,329	4,699,438	33,891

As of October 31, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	8,700,000	USD	10,201,043	11/5/2020	67,469	BNP Paribas SA
GBP	4,500,000	USD	5,882,332	11/6/2020	52,353	State Street Bank & Trust Co.
USD	2,422,211	GBP	1,900,000	11/6/2020	39,335	Toronto-Dominion Bank
Total unrealized appreciation					159,157

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	3,400,000	USD	2,549,980	1/25/2021	(3,055)	BNP Paribas SA

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
EUR Euro
GBP British Pound
JPY Japanese Yen
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24	|	DWS ESG Global Bond Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Bonds	$—	$63,241,476	$—	$63,241,476
Short-Term Investments (i)	2,466,749	—	—	2,466,749
Derivatives (j)
Futures Contracts	33,891	—	—	33,891
Forward Foreign Currency Contracts	—	159,157	—	159,157
Total	$2,500,640	$63,400,633	$—	$65,901,273

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Forward Foreign Currency Contracts	$—	$(3,055)	$—	$(3,055)
Total	$—	$(3,055)	$—	$(3,055)

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	25

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $61,447,931) — including $361,609 of securities loaned	$63,241,476
Investment in DWS Government & Agency Securities Portfolio (cost $637,890)*	637,890
Investment in DWS Central Cash Management Government Fund (cost $1,828,859)	1,828,859
Foreign currency, at value (cost $1,396,436)	1,388,145
Receivable for investments sold	375,532
Receivable for Fund shares sold	56,677
Interest receivable	239,434
Receivable for variation margin on futures contracts	9,586
Unrealized appreciation on forward foreign currency contracts	159,157
Foreign taxes recoverable	855
Other assets	13,798
Total assets	67,951,409

Liabilities
Cash overdraft	3,860
Payable upon return of securities loaned	637,890
Payable for Fund shares redeemed	11,935
Unrealized depreciation on forward foreign currency contracts	3,055
Accrued management fee	13,130
Accrued Directors’ fees	1,034
Other accrued expenses and payables	139,695
Total liabilities	810,599
Net assets, at value	$67,140,810

Net Assets Consist of
Distributed earnings (loss)	(419,412)
Paid-in capital	67,560,222
Net assets, at value	$67,140,810

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

26	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities as of October 31, 2020 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($11,084,437 ÷ 1,146,441 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.67

Maximum offering price per share (100 ÷ 95.50 of $9.67)	$10.13
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($281,694 ÷ 29,144 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.67
Class S

Net Asset Value, offering and redemption price per share ($55,774,679 ÷ 5,779,691 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.65

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	27

Statement of Operations

for the year ended October 31, 2020

Investment Income
Income:

Interest (net of foreign taxes withheld of $22)	$1,162,237
Income distributions — DWS Central Cash Management Government Fund	6,005
Securities lending income, net of borrower rebates	3,620
Total income	1,171,862
Expenses:

Management fee	181,043
Administration fee	57,199
Services to shareholders	99,368
Distribution and service fees	29,237
Custodian fee	13,161
Professional fees	84,668
Reports to shareholders	52,021
Registration fees	47,946
Directors’ fees and expenses	3,896
Other	13,479
Total expenses before expense reductions	582,018
Expense reductions	(142,617)
Total expenses after expense reductions	439,401
Net investment income	732,461

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	1,717,740
Swap contracts	462,305
Futures	(443,640)
Forward foreign currency contracts	(1,218,134)
Foreign currency	292,892
811,163
Change in net unrealized appreciation (depreciation) on:

Investments	130,622
Swap contracts	(4,959)
Futures	52,110
Forward foreign currency contracts	415,384
Foreign currency	2,798
595,955
Net gain (loss)	1,407,118
Net increase (decrease) in net assets resulting from operations	$2,139,579

The accompanying notes are an integral part of the financial statements.

28	|	DWS ESG Global Bond Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$732,461	$1,468,810
Net realized gain (loss)	811,163	1,230,609
Change in net unrealized appreciation (depreciation)	595,955	3,020,721
Net increase (decrease) in net assets resulting from operations	2,139,579	5,720,140
Distributions to shareholders:

Class A	(53,461)	(205,682)
Class C	(969)	(8,389)
Class S	(287,039)	(1,021,035)
Return of capital distributions to shareholders:

Class A	(78,665)	(50,871)
Class C	(1,426)	(2,075)
Class S	(422,355)	(252,529)
Total distributions	(843,915)	(1,540,581)
Fund share transactions:

Proceeds from shares sold	16,904,378	1,140,705
Reinvestment of distributions	760,556	1,400,670
Payments for shares redeemed	(9,220,965)	(8,744,076)
Net increase (decrease) in net assets from Fund share transactions	8,443,969	(6,202,701)
Increase (decrease) in net assets	9,739,633	(2,023,142)
Net assets at beginning of period	57,401,177	59,424,319

Net assets at end of period	$67,140,810	$57,401,177

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	29

Financial Highlights

DWS ESG Global Bond Fund — Class A

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.43	$8.77	$9.27	$9.15	$8.91
Income (loss) from investment operations:

Net investment income[a]	.10	.21	.23	.22	.16
Net realized and unrealized gain (loss)	.26	.67	(.53)	.10	.24
Total from investment operations	.36	.88	(.30)	.32	.40
Less distributions from:

Net investment income	(.05)	(.18)	(.20)	(.20)	(.06)
Return of capital	(.07)	(.04)	—	—	(.10)
Total distributions	(.12)	(.22)	(.20)	(.20)	(.16)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.67	$9.43	$8.77	$9.27	$9.15
Total Return (%)[b,c]	3.85	10.19	(3.26)	3.60	4.57

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	10	13	18
Ratio of expenses before expense reductions (%)	1.20	1.32	1.29	1.35	1.37
Ratio of expenses after expense reductions (%)	.95	1.00	.90	.99	1.09
Ratio of net investment income (%)	1.07	2.33	2.53	2.36	1.75
Portfolio turnover rate (%)	104	167	183	116	320

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Class C

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.43	$8.77	$9.27	$9.15	$8.92
Income (loss) from investment operations:

Net investment income[a]	.04	.15	.16	.15	.09
Net realized and unrealized gain (loss)	.25	.66	(.53)	.11	.24
Total from investment operations	.29	.81	(.37)	.26	.33
Less distributions from:

Net investment income	(.02)	(.12)	(.13)	(.14)	(.00	)*
Return of capital	(.03)	(.03)	—	—	(.10)
Total distributions	(.05)	(.15)	(.13)	(.14)	(.10)
Redemption fees	—	—	—	.00 *	.00	*
Net asset value, end of period	$9.67	$9.43	$8.77	$9.27	$9.15
Total Return (%)[b,c]	3.09	9.37	(3.98)	2.83	3.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	1	1	2	2
Ratio of expenses before expense reductions (%)	2.03	2.12	2.08	2.12	2.15
Ratio of expenses after expense reductions (%)	1.70	1.75	1.65	1.74	1.84
Ratio of net investment income (%)	.38	1.60	1.79	1.60	.96
Portfolio turnover rate (%)	104	167	183	116	320

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	31

DWS ESG Global Bond Fund — Class S

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.41	$8.76	$9.26	$9.13	$8.90
Income (loss) from investment operations:

Net investment income (loss)[a]	.12	.23	.25	.24	.18
Net realized and unrealized gain (loss)	.26	.67	(.52)	.12	.24
Total from investment operations	.38	.90	(.27)	.36	.42
Less distributions from:

Net investment income	(.06)	(.20)	(.23)	(.23)	(.09)
Return of capital	(.08)	(.05)	—	—	(.10)
Total distributions	(.14)	(.25)	(.23)	(.23)	(.19)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.65	$9.41	$8.76	$9.26	$9.13
Total Return (%)[b]	4.12	10.36	(3.02)	3.97	4.72

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	47	48	57	58
Ratio of expenses before expense reductions (%)	.94	1.03	1.01	1.06	1.08
Ratio of expenses after expense reductions (%)	.70	.75	.65	.74	.84
Ratio of net investment income (%)	1.30	2.58	2.79	2.59	1.97
Portfolio turnover rate (%)	104	167	183	116	320

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS ESG Global Bond Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS ESG Global Bond Fund (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS ESG Global Bond Fund	|	33

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

34	|	DWS ESG Global Bond Fund

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of October 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

DWS ESG Global Bond Fund	|	35

As of October 31, 2020, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities

36	|	DWS ESG Global Bond Fund

on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2020, the Fund had a net tax basis long-term capital loss carryforward of approximately $2,098,000, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly.

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(2,098,000)
Unrealized appreciation (depreciation) on investments	$1,686,158

At October 31, 2020, the aggregate cost of investments for federal income tax purposes was $64,014,214. The net unrealized appreciation for all investments based on tax cost was $1,686,158. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,220,879 and aggregate

DWS ESG Global Bond Fund	|	37

gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $534,721.

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2020	2019
Distributions from ordinary income*	$341,469	$1,235,106
Return of capital distributions	$502,446	$305,475

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

38	|	DWS ESG Global Bond Fund

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a

DWS ESG Global Bond Fund	|	39

credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2020. For the year ended October 31, 2020, the investment on the credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $1,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2020, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

40	|	DWS ESG Global Bond Fund

A summary of the open futures contracts as of October 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2020, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $2,481,000 to $5,733,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,196,000 to $18,633,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to $11,758,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contract (a)	$33,891	$—	$33,891
Foreign Exchange Contracts (b)	—	159,157	159,157
	$33,891	$159,157	$193,048

DWS ESG Global Bond Fund	|	41

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (c)	$(3,055)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(c)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$(443,640)	$—	$—	$(443,640)
Credit Contracts (d)	—	462,305	—	462,305
Foreign Exchange Contracts (d)	—	—	(1,218,134)	(1,218,134)
	$(443,640)	$462,305	$(1,218,134)	$(1,199,469)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures, swaps and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$52,110	$—	$—	$52,110
Credit Contracts (e)	—	(4,959)	—	(4,959)
Foreign Exchange Contracts (e)	—	—	415,384	415,384
	$52,110	$(4,959)	$415,384	$462,535

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) on futures, swaps and forward foreign currency contracts, respectively

As of October 31, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets

42	|	DWS ESG Global Bond Fund

and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas SA	$67,469	$(3,055)	$—	$64,414
State Street Bank & Trust Co.	52,353	—	—	52,353
Toronto-Dominion Bank	39,335	—	—	39,335
	$159,157	$(3,055)	$—	$156,102

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (f)	Net Amount of Derivative Liabilities
BNP Paribas SA	$3,055	$(3,055)	$—	$—

(f)	The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$26,016,684	$27,181,710
U.S. Treasury Obligations	$35,074,763	$28,867,314

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

DWS ESG Global Bond Fund	|	43

For the period from November 1, 2019 through January 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.95%
Class C	1.70%
Class S	.70%

For the year ended October 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$26,756
Class C	1,406
Class S	114,455
$142,617

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2020, the Administration Fee was $57,199, of which $5,523 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2020
Class A	$9,041	$1,234
Class C	495	65
Class S	38,307	5,274
	$47,843	$6,573

44	|	DWS ESG Global Bond Fund

In addition, for the year ended October 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$8,107
Class C	476
Class S	27,047
$35,630

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2020
Class C	$3,178	$183

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2020	Annual Rate
Class A	$25,003	$5,049	.24%
Class C	1,056	125	.25%
	$26,059	$5,174

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2020, aggregated $2,642.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares

DWS ESG Global Bond Fund	|	45

redeemed for Class C. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory services to the Fund. For the year ended October 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $20,001, of which $9,838 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $272.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

46	|	DWS ESG Global Bond Fund

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2020.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	192,979	$1,830,127	25,442	$230,445
Class C	1,393	12,970	1,249	11,478
Class S	1,557,692	15,061,281	97,677	898,782
		$16,904,378		$1,140,705

Shares issued to shareholders in reinvestment of distributions
Class A	12,813	$121,015	26,835	$243,730
Class C	187	1,762	919	8,318
Class S	67,544	637,779	126,710	1,148,622
		$760,556		$1,400,670

Shares redeemed
Class A	(156,909)	$(1,487,766)	(145,048)	$(1,322,071)
Class C	(29,498)	(283,475)	(31,688)	(284,836)
Class S	(788,131)	(7,449,724)	(787,881)	(7,137,169)
		$(9,220,965)		$(8,744,076)

Net increase (decrease)
Class A	48,883	$463,376	(92,771)	$(847,896)
Class C	(27,918)	(268,743)	(29,520)	(265,040)
Class S	837,105	8,249,336	(563,494)	(5,089,765)
		$8,443,969		$(6,202,701)

DWS ESG Global Bond Fund	|	47

H. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

48	|	DWS ESG Global Bond Fund

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS ESG Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS ESG Global Bond Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

DWS ESG Global Bond Fund	|	49

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2020

50	|	DWS ESG Global Bond Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS ESG Global Bond Fund	|	51

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,027.20	$1,023.50	$1,028.50
Expenses Paid per $1,000*	$4.84	$8.65	$3.57

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,020.36	$1,016.59	$1,021.62
Expenses Paid per $1,000*	$4.82	$8.62	$3.56

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
DWS ESG Global Bond Fund	.95%	1.70%	.70%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund previously estimated that 100% of the dividend payable on September 24, 2020 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 3% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund’s fiscal year. Shareholders will receive a Form 1099-DIV for the calendar year, which will describe how to report distributions for tax purposes.

A total of 11% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

52	|	DWS ESG Global Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

DWS ESG Global Bond Fund	|	53

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2019 and has underperformed its benchmark in the three- and five-year periods ended December 31, 2019.

54	|	DWS ESG Global Bond Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in

DWS ESG Global Bond Fund	|	55

allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds

56	|	DWS ESG Global Bond Fund

notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS ESG Global Bond Fund	|	57

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

58	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS ESG Global Bond Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

60	|	DWS ESG Global Bond Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS ESG Global Bond Fund	|	61

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

62	|	DWS ESG Global Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS ESG Global Bond Fund	|	63

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

64	|	DWS ESG Global Bond Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DEGBF-2

(R-024960-11  12/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG GLobal Bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$57,433	$0	$8,988	$0
2019	$57,433	$0	$9,770	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,988	$650,763	$0	$659,751
2019	$9,770	$740,482	$0	$750,252

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2020